UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 28, 2010

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Ferrellgas, Inc. Unaudited Balance Sheets

We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc. and subsidiaries.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 99.15 - Ferrellgas, Inc. and subsidiaries condensed consolidated balance sheets (unaudited) as of April 30, 2010 and July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 28, 2010	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial
Officer; Treasurer
(Principal Financial and Accounting Officer) of
Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

September 28, 2010	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

September 28, 2010	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial
Officer; Treasurer
(Principal Financial and Accounting Officer) of
Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

September 28, 2010	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Exhibit Index

Exhibit No.	Description

99.15	Ferrellgas, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (unaudited) as of April 30, 2010 and July 31, 2009.